Prepayments and Other Assets, Net (Details) - Schedule of Movement of Provisions for Prepayments and Other Assets - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Movement of Provisions for Prepayments and Other Assets [Abstract]
Beginning balance	$ 454	$ 439	$ 591
(Recovery) provisions for credit losses for prepayments and other assets	(42)	54
Written-off			(164)
Exchange rate effect	(7)	(39)	12
Ending balance	$ 405	$ 454	$ 439